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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
              METLIFE ASSET BUILDER(R) VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED JANUARY 17, 2013
           TO THE PROSPECTUS DATED APRIL 30, 2012 (THE "PROSPECTUS")

This supplement describes changes to the MetLife Asset Builder variable annuity contracts (the "Contracts") issued by Metropolitan Life Insurance Company ("MetLife", "we," "us," or "our").

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at MetLife Retirement Products, P.O. Box 14660, Lexington, KY 40512-4660, Attention: MetLife Asset Builder Unit or call us at
(866) 438-6477 to request a free copy.

   As of the close of the New York Stock Exchange on April 21, 2013, we will no longer accept applications for, or enrollments in, MetLife Asset Builder.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife Retirement Products
P.O. Box 14660
Lexington, KY 40512-4660
Attention: MetLife Asset Builder Unit
Telephone: (866) 438-6477

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